___________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2011

VICAN RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-107179 & 000-51210	980380519
(State of Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

6600 Decarie Blvd., Suite 220
Montreal, Quebec	H3X 2K4
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (514) 737-7277

Tremont Fair, Inc.

10497 Town & Country Way, Suite 214, Houston, Texas 77024

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 1.01 Entry into a Material Definitive Agreement

On May 26, 2011, Vican Resources, Inc. (hereafter, “Company”) entered into an agreement to acquire all of the outstanding shares of Vican Trading, Inc., a Delaware corporation (hereafter, “Vican-Delaware”), in exchange for 25,000,000 shares of restricted common stock of the Company and 5,000,000 shares of Series B Preferred Stock of the Company (such transaction is hereafter referred to as the “Acquisition”). Vican-Delaware is a purchaser and seller of metals, ores, and other commodities throughout North America. Prior to the Acquisition, Vican-Delaware was wholly-owned by 6961916 Canada Inc., a corporation organized pursuant to the Canada Business Corporations Act that is beneficially owned and controlled by Lorne Kalisky, who was recently appointed as an executive officer and director of the Company.

Item 2.01 Completion of Acquisition or Disposition of Assets

On May 26, 2011, the Company completed the Acquisition as described in Item 1.01 above.

On May 31, 2011, the Company sold all of its shares in Tremont Fair Holdings, Inc., a Texas corporation, in exchange for forgiveness of $155,000 owed to Cyrus Boga, the Company’s former Chief Executive Officer and a principal beneficial shareholder of the Company. Tremont Fair Holdings, Inc. is a real estate investment services and management company focusing on distressed multifamily properties in the greater Houston area.

Item 3.02 Unregistered Sales of Equity Securities

On May 26, 2011, the Board approved the issuance of 25,000,000 shares of restricted common stock and 5,000,000 shares of Series B Preferred Stock of the Company to 6961916 Canada Inc. in connection with the Acquisition described in Item 1.01 above. 6961916 Canada Inc. is directed and managed by a sophisticated person and is beneficially owned by Lorne Kalisky, an executive officer and director of the Company. No solicitation was made and no underwriting discounts were given or paid in connection with this transaction. The Company believes that the issuance of the common stock and Series B Preferred Stock in connection with the Acquisition was exempt from registration with the SEC pursuant to Section 4(2) of the Securities Act of 1933.

Item 5.01 Changes in Control of Registrant

On May 26, 2011, Sierra Vista Holdings, Inc.. (“Sierra”), the controlling shareholder of the Company, sold 50,000 of its 100,000 shares of Series A Preferred Stock of the Company (the “Preferred Stock”) to 6961916 Canada Inc., a corporation beneficially owned and controlled by Lorne Kalisky, an executive officer and director of the Company. Although the Preferred Stock carries no dividend, distribution, or liquidation rights, and is not convertible into common stock, each share of Preferred Stock carries 10,000 votes per share and is entitled to vote with the Company’s common stockholders on all matters upon which common stockholders may vote. As a result of the sale, Mr. Kalisky, together with Mark Klok, the beneficial owner of Sierra, collectively hold a controlling beneficial interest in the Company and may unilaterally determine the election of the Board and other substantive matters requiring approval of the Company’s stockholders.

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 31, 2011, the Company amended and restated its Articles of Incorporation providing for a change in the Company’s name from “Tremont Fair, Inc.” to “Vican Resources, Inc.” and to increase the number of authorized shares of common stock from 200,000,000 to 400,000,000 shares. The amended and restated Articles of Incorporation of the Company are attached as an Exhibit to this Current Report.

On May 31, 2011, the Company amended and restated its Bylaws, providing for a change in the Company’s name from “Tremont Fair, Inc.” to “Vican Resources, Inc.” and other non-material changes. The amended and restated Bylaws of the Company are attached as an Exhibit to this Current Report.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 31, 2011, John D. Thomas resigned from the Board and as an officer of the Company. Mr. Thomas was appointed to the Board on July 30, 2009 and was appointed as the President, Secretary, and Principal Financial Officer of the Company on April 28, 2011.

Also on May 31, 2011, the Board of Directors appointed Lorne Kalisky as the Company’s Chief Executive Officer, President, and a member of the Board, Chene Gardner as the Company’s Chief Financial Officer and Treasurer, and Corey Safran as the Company’s Executive Vice President and Secretary. A summary of background and business experience of Messrs. Kalisky, Gardner, and Safran is as follows:

Lorne Kalisky. Mr. Kalisky, age 41, founded Vican Trading in November, 2004 and has been the President since inception. From September 2001 to November 2004, Lorne founded AIM USA, a division for American Iron & Metal. From June 1992 to September 2001, Lorne served as Executive Vice President Marketing and Operations at Dominion Metal Inc.. In 1990, Lorne founded Cree Technologies Inc, a company specializing in wound care management. In 2007, Lorne acquired Centre de Recyclage Electronique de Monteregie, a company specializing in electronic recycling. In 2008, Lorne founded Destination Logistics, a company specializing in transportation management. Lorne has served on the Board of Directors of the Canadian Association of Recycling Industries (CARI) since 2006. Lorne is a frequent contributor to Bloomberg to discuss his opinions and outlook on the markets. Lorne was educated at McGill University where he studied Political Science.

Chene Gardner. Mr. Gardner, age 46, is also the Chief Financial Officer of Alto Group Holdings, Inc., a filer of reports pursuant to requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), having served in such capacity since April 15, 2010. Mr Gardner is also an executive officer and director of Nano Dimensions, Inc. (“NDI”) a filer of reports with the Commission under the Exchange Act. Mr. Gardner was appointed as CEO, CFO and as a director of NDI in July 2007, May 2004, and August 2004, respectively. Mr. Gardner also serves as an executive officer and director of Secure Netwerks, Inc., a filer of reports with the Commission under the Exchange Act, and has served in these capacities since March 2004. Mr. Gardner has served as the Financial Controller of Fuelstream, Inc., also a filer of reports with the Commission under the Exchange Act, since March, 2001. Mr. Gardner also has five years of auditing and accounting experience with the firm of Deloitte & Touche LLP from June 1990 to August, 1995, serving clients in the banking, manufacturing, and retail industries. Mr. Gardner holds Bachelor and Master of Accounting degrees from Weber State University.

Corey Safran. Mr. Safran, age 42, has been the Executive Vice President of Vican Trading, Inc. since August 2006. From December 1998 to August 2006, he was an Investment Advisor for CIBC World Markets (formerly Merrill Lynch Canada). From June 1994 to December 1998, he was an Investment Advisor for BMO Nesbitt Burns (formerly Burns Fry). He received his Registered Representative license in 1994. He received his Options Trading license in 1996. He received his Compliance Branch Management license in 1998. Mr. Safran holds a Bachelor of Commerce degree from McGill University.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1 Amended and Restated Articles of Incorporation of Vican Resources, Inc.

3.2 Amended and Restated Bylaws of Vican Resources, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vican Resources, Inc.

Date: May 31, 2011                                                        By: _/s/ Corey Safran___________________

Corey Safran
Secretary